Exhibit 99.1

AMERICAN PACIFIC CORPORATION
News Release
Contact: John R. Gibson – (702) 735-2200 ext. 124
E-mail: InvestorRelations@apfc.com       Website: www. apfc.com
AMERICAN PACIFIC ANNOUNCES CHANGE IN MANAGEMENT
LAS VEGAS, NEVADA, March 30, 2006 — American Pacific Corporation (NASDAQ: APFC) today announced that, effective March 25, 2006, it has accepted the resignation of Seth L. Van Voorhees as Chief Financial Officer, Vice President, and Treasurer. The Company is negotiating with Dr. Van Voorhees concerning the terms under which he would continue to provide services and advice to the Company as a consultant.
Dana M. Kelley, was appointed as acting Chief Financial Officer on an interim basis. Ms. Kelley has served the Company as a financial consultant since July 2005 and joined the Company in February 2006 as Director of Finance. Prior to joining American Pacific, Ms. Kelley held a number of key financial positions, including Vice President of Finance of Shuffle Master, Inc., Corporate Controller of UNOVA, Inc. and Audit Senior Manager for Deloitte & Touche LLP.
John R. Gibson, President and Chief Executive Officer, said “Dana has been an integral part of our recent transactions and I am confident in her abilities to oversee our financial affairs.”
About American Pacific Corporation
American Pacific is a chemical and aerospace company with the following products: (i) fine chemicals in the form of active pharmaceutical ingredients and registered intermediates, (ii) perchlorate chemicals used in space propulsion and other applications, (iii) liquid in-space propellant thrusters used for attitude control on satellites, (iv) Halotron, a clean fire extinguishing agent, (v) sodium azide and other energetic products used in various applications and (vi) water treatment equipment. Fine chemicals are produced at Ampac Fine Chemicals (AFC) in Rancho Cordova, California. Perchlorates and other energetic chemicals as well as Halotron and water treatment equipment (PSI) are manufactured at the Wecco division in Cedar City, Utah. The in-space propulsion business, Ampac-ISP, is located at Niagara Falls, New York, and Westcott in the U.K. American Pacific also participates in a joint venture packaged explosive manufacturer, Energetic Systems, Inc. (ESI) with facilities in Hallowell, Kansas and Oklahoma City, Oklahoma. Additional information about American Pacific can be obtained by visiting the Company’s web site at www.apfc.com.
Risk Factors/Forward Looking Statements
The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. Such forward-looking statements involve known and unknown risks and uncertainties that could cause actual results of the Company, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that might cause such differences include, but are

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not limited to, risks regarding the effectiveness or loss of key personnel and the other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, may all cause such differences. Readers of this release are referred to Item 1A of the Company’s Annual Report on Form 10-K for the year ended September 30, 2005 and the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2005, for further discussion of these and other factors that could affect future results. The forward-looking statements contained in this news release are made as of the date hereof and American Pacific assumes no obligation to update for actual results or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.
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3770 HOWARD HUGHES PARKWAY • SUITE 300 • LAS VEGAS, NV 89109
PHONE (702) 735-2200 • FAX (702) 735-4876

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